SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

PACIFIC MERCANTILE BANCORP

(Exact Name of Registrant as Specified in Charter)

California	0–30777	33–0898238
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

949 South Coast Drive, Suite 300, Costa Mesa, California 92626

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release issued on July 23, 2003, announcing the consolidated financial results of Pacific Mercantile Bancorp (the “Company”) for the quarter and six months ended June 30, 2003.

Item 9. –	Regulation FD Disclosure (Information provided under Item 12- Results of Operations and Financial Condition).

On July 23, 2003, the Company issued a press release announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of that press release is attached hereto as Exhibit 99.1.

The foregoing information is being provided under Item 12—Results of Operations and Financial Condition and is being submitted under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: July 24, 2003	By	/s/ NANCY GRAY
Nancy Gray, Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION

99.1	Press Release issued on July 23, 2003 announcing registrant’s consolidated results of operations for the quarter and six months ended June 30, 2003.

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